UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2003

InSite Vision Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-22332	94-3015807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

965 Atlantic Avenue, Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 865-8800

Not applicable

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

ITEM 7.	EXHIBITS	3

ITEM 9.	REGULATION FD DISCLOSURE	3

	SIGNATURES	4

	EXHIBIT INDEX	5

	Exhibit 99.1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit No.	Description

99.1	InSite Vision Incorporated Press Release dated August 13, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

The information in this Report, including the Exhibit attached hereto, is being furnished under Item 12 of Form 8-K pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.

On August 13, 2003, we issued a press release, which, among other things, sets forth our results of operations for the quarter and six month period ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporated language in such filming.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITE VISION INCORPORATED

Dated: August 13, 2003	By:	/s/ S. Kumar Chandrasekaran
S. Kumar Chandrasekaran, Ph. D. Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	InSite Vision Incorporated Press Release dated August 13, 2003.